UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2006

VOICE MOBILITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-27387

(Commission File Number)

33-0777819

(IRS Employer Identification No.)

100 – 4190 Lougheed Hwy., Burnaby, British Columbia, Canada V5C 6A8

(Address of principal executive offices and Zip Code)

(604) 482-0000

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2006, our company entered into subscription agreements with 52 investors. Pursuant to the terms of the offering, our company issued 6,851,000 units at a price of Cdn$0.50 per unit for aggregate gross proceeds of Cdn$3,425,500.

Each unit consists of one common share in the capital of our company and one-half of one share purchase warrant. Each whole share purchase warrant entitles the holder to purchase an additional common share at the exercise price of Cdn$0.65 per share for a period of three years from the closing of the private placement. We also agreed to pay a finder’s fee to persons in consideration for the introduction of subscribers who elected to participate in the private placement. The finder’s fee was equal to 8% of the proceeds received by our company as a result of the services,

CW996741.1

payable in cash or units at the election of the finder. We issued 80,000 units and paid cash consideration of $126,840 to the finders in consideration for their services in the private placement.

Item 3.02 Unregistered Sales of Equity Securities.

On December 19, 2006, our company issued 6,851,000 units to 52 investors at a purchase price of Cdn$0.50 for gross proceeds of Cdn$3,425,500 and we issued an additional 80,000 units to one finder. Each unit consists of one common share and one-half of one share purchase warrant. Each whole share purchase warrant entitles the holder to purchase one additional common share of our company at an exercise price of Cdn$0.65 per share until December 19, 2009. We issued the securities to the investors who are non U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

A copy of the following documents are included as exhibits to this current report on Form 8-K pursuant to Item 601 of Regulation SB:

10.1	Form of Subscription Agreement dated December 19, 2006, between our company and the 52 investors who participated in the private placement
10.2	Form of Subscription Agreement dated December 19, 2006 between our company and BC Advantage Funds (VCC) Ltd.
10.3	Finder’s Subscription Agreement dated December 19, 2006 between our company and Raymond James Ltd.
10.4	Form of Warrant Certificate dated December 19, 2006
99.1	News Release dated December 19, 2006

CW996741.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

/s/ Randy Buchamer

By: Randy Buchamer

Chief Executive Officer

Date: December 27, 2006

CW996741.1